Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The certification set forth below is being submitted in connection with the Quarterly Report of International Paper Company (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2024 for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code. Andrew K. Silvernail, Chief Executive Officer of the Company, and Timothy S. Nicholls, Chief Financial Officer of the Company, each certify that, to the best of his or her knowledge:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Andrew K. Silvernail
Andrew K. Silvernail
Chairman of the Board and Chief Executive Officer
November 1, 2024

/s/ Timothy S. Nicholls
Timothy S. Nicholls
Senior Vice President and Chief Financial Officer
November 1, 2024